EXHIBIT 21

     Name                                    Jurisdiction of Incorporation
                                                   or Organization


11 South LaSalle, LLC                                    DE
1992-N1 Associates L.P.                                  DE
1993-N3 Associates L.P.                                  DE
1994-N1 Associates L.P.                                  DE
1994-N2 Associates L.P.                                  DE
ACFI Funding Corp.                                       DE
ACLC Funding Corp.                                       DE
ACT Continent Investors, Inc.                            TX
ACT Continent Managers, Inc.                             TX
ACT Equities, Inc.                                       GA
ACT Holdings, Inc.                                       GA
AFBT-I, LLC                                              DE
AFBT-II, LLC                                             DE
AFC Equities Investors, Inc.                             DE
AFC Equities Management, Inc.                            GA
AFC Equities, L.P.                                       GA
AFLQ, S. de R.L. de C.V.                               Mexico
AMREIT CMBS I, Inc.                                      DE
AMREIT Holdings, Inc.                                    NV
AMREIT I, Inc.                                           DE
AMREIT II, Inc.                                          NV
AMREIT Managers G.P., Inc.                               DE
AMREIT Managers, L.P.                                    DE
AMREIT RMBS I, Inc.                                      DE
Amresco (Thailand) Limited                            Thailand
AMRESCO 1994-N2, Inc.                                    TX
AMRESCO Advisors, Inc.                                   TX
AMRESCO Atlanta Industrial Partners, L.P.                DE
AMRESCO Atlanta Industrial, Inc.                         DE
AMRESCO Builders Financing Corp.                         DE
AMRESCO Builders Funding Corp.                           DE
AMRESCO Builders Group, Inc.                             DE
AMRESCO Bureaus Investors, L.P.                          DE
AMRESCO Capital Conduit Corporation                      DE
AMRESCO Capital Limited, Inc.                            DE
AMRESCO Capital Trust                                    TX
AMRESCO Capital, L.P.                                    DE
AMRESCO CMF, Inc.                                        DE
AMRESCO Commercial Finance, Inc.                         NV
AMRESCO Commercial Mortgage Funding I Corporation        DE
AMRESCO Commercial Mortgage Funding, L.P.                DE
AMRESCO Consolidation Corp.                              DE
AMRESCO Consumer Acquisitions Corp.                      DE
AMRESCO Consumer Investments, L.P.                       DE
AMRESCO Consumer Receivables Corporation                 DE
AMRESCO Equities Canada Inc.                           Canada
AMRESCO Equity Investments II, Inc.                      DE
AMRESCO Equity Investments, Inc.                         DE
AMRESCO Finance America Corporation                      DE
AMRESCO Financial I, Inc.                                DE
AMRESCO Financial I, L.P.                                DE
AMRESCO Funding Canada Inc.                            Canada
AMRESCO Funding Corporation                              DE
AMRESCO Funding Trust I                                  DE
AMRESCO Independence Funding, Inc.                       DE
AMRESCO Insurance Services, Inc.                         CA
AMRESCO Investments, Inc.                                DE
AMRESCO Jersey Ventures Limited                   Channel Islands
AMRESCO Leasing Corporation                              NV
AMRESCO LTD Investors, L.P.                              DE
AMRESCO Management, Inc.                                 TX
AMRESCO MBS-II, Inc.                                     DE
AMRESCO Mortgage Capital Limited-I, Inc.                 DE
AMRESCO Mortgage Capital, Inc.                           DE
AMRESCO Mortgage Services Limited, Inc.                  DE
AMRESCO New England II, Inc.                             DE
AMRESCO New England II, L.P.                             DE
AMRESCO New England, Inc.                                DE
AMRESCO New England, L.P.                                DE
AMRESCO New Hampshire, Inc.                              DE
AMRESCO New Hampshire, L.P.                              DE
AMRESCO Overseas, Inc.                                   DE
AMRESCO Portfolio Investments, Inc.                      DE
AMRESCO Principal Managers I, Inc.                       DE
AMRESCO Principal Managers II, Inc.                      DE
AMRESCO Receivables Management Corp.                     DE
AMRESCO Residential Capital Markets, Inc.                DE
AMRESCO Residential Credit Corporation                   DE
AMRESCO Residential Mortgage Corporation                 DE
AMRESCO Residential Properties, Inc.                     DE
AMRESCO Residential Securities Corporation               DE
AMRESCO RMBS I, Inc.                                     DE
AMRESCO SBA Holdings, Inc.                               DE
AMRESCO Securities, Inc.                                 TX
AMRESCO Securitized Net Interest Margin Trust 1999-1     DE
AMRESCO Services, L.P.                                   DE
AMRESCO Southern California, LLC                         MA
AMRESCO Ventures, Inc.                                   DE
AMRESCO, INC.                                            DE
AMRESCO-Institutional, Inc.                              DE
AMRESCO-MBS I, Inc.                                      DE
AMRESCO-MBS III, Inc.                                    DE
Asset Management Resolution Company                      DE
BCS Acquisition, L.P.                                    DE
BCS Asset I, L.P.                                        DE
BCS Asset Managment Corporation                          DE
BCS Management Corp. I                                   DE
BEI 1992-N1 Partners, L.P.                               TX
BEI 1992-N1, Inc.                                        TX
BEI 1993-N3, Inc.                                        TX
BEI 1994-N1, Inc.                                        TX
BEI Multi-Pool, Inc.                                     TX
BEI Portfolio Investments, Inc.                          TX
BEI Portfolio Managers, Inc.                             TX
BEI Real Estate Services, Inc.                           GA
Benton Columbus Partners LP                              TX
CLC Funding Corp.                                        DE
Commonwealth Trust Deed Services, Inc.                   CA
ENT Midwest, Inc.                                        GA
ENT New Jersey, Inc.                                     GA
ENT Southern California, Inc.                            GA
Express Funding, Inc.                                    NV
Finance America Corporation                              DE
HF Acquisition Sub, Inc.                                 DE
Holliday Fenoglio Fowler, L.P.                           DE
Independence Funding Holding Company, LLC                DE
Independence Funding Holding Corporation                 DE
J, C & P Holdings Limited Partnership III                GA
Lifetime Homes, Inc.                                     NJ
MLM Holdings, Inc.                                       DE
Mortgage Investors Corporation                           OH
MSPI, Inc.                                               MI
Noble Building Investors, L.L.C.                         OK
Oak Cliff Financial, Inc.                                DE
Oakmont Land Three, L.P.                                 DE
Pendragon Real Estate Corporation                        DE
Preston Hollow Asset Holdings, Inc.                      DE
Quality Funding, Inc.                                    HI
Registry at Windsor Parke, L.P.                          GA
Roanoke II, Ltd., L.P.                                   GA
StoneGate Village, L.P.                                  GA
The Pavilion Asia Company Limited                       Thai
Undiscovered Managers, LLC                               DE
Wakefield Limited, L.P.                                  TN